SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 13, 2002

TRW Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-2384	34-0575430

(State or Other Jurisdiction	(Commission	(I.R.S. Employer

of Incorporation )	File Number)	Identification Number)

1900 Richmond Road, Cleveland, OH	44124

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (216) 291-7000

Not Applicable

Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EX 99(A) Statement-Principal Executive Officer
EX 99(B) Statement-Principal Executive Officer
EX 99(C) Statement-Principal Financial Officer

Item 9. Regulation FD Disclosure

      On August 13, 2002, each of the Principal Executive Officers, Timothy W. Hannemann and John C. Plant, and the Principal Financial Officer, Robert H. Swan, of TRW Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

      A copy of each of these statements is attached hereto as an Exhibit 99(a), 99(b), and 99(c).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW Inc.

Date: August 13, 2002	By: /s/ W. B. Lawrence

W. B. Lawrence

Executive Vice President,

General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99(a)	Statement Under Oath of Principal Executive Officer dated August 13, 2002.

99(b)	Statement Under Oath of Principal Executive Officer dated August 13, 2002.

99(c)	Statement Under Oath of Principal Financial Officer dated August 13, 2002.